                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 13, 2007
                                                          ---------------

                              --------------------

                               SL INDUSTRIES, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

                  New Jersey              1-4987                21-0682685
                  ----------              ------                ----------
       (State or other jurisdiction   (Commission             (IRS Employer
               of incorporation)      File Number)         Identification No.)

    520 Fellowship Road, Suite A114, Mount Laurel, New Jersey     08054
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          (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (856) 727-1500
                                                           --------------

                                       N/A
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 13, 2007,  the Company  announced its financial  results for the second  quarter ended June 30, 2007. A copy of the press release is furnished as
Exhibit 99.1 to this report.

      The  information  furnished  pursuant  to this Item  2.02 of this  Current
Report  on Form 8-K,  including  the  exhibit  hereto,  shall not be  considered
"filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934,  as
amended, or otherwise subject to the liability of such section,  nor shall it be incorporated  by  reference  into  future  filings  by  the  Company  under  the
Securities  Act of 1933,  as amended,  or under the  Securities  Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit No.       Exhibits
      -----------       --------

      99.1              Press Release dated August 13, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             SL INDUSTRIES, INC.
                                             -------------------
                                                (Registrant)

Date: August 14, 2007

                                    By: /s/ Louis J. Belardi
                                        ----------------------------------------
                                        Name:  Louis J. Belardi
                                        Title: Corporate Controller